UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the AMC Entertainment Holdings, Inc. (the “Company”) 2024 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 5, 2024, the Company’s stockholders approved the AMC Entertainment Holdings, Inc. 2024 Equity Incentive Plan (the “2024 Equity Incentive Plan”), including reservation of 25,000,000 shares of the Company’s Class A common stock for awards under the plan.

A description of the material terms of the 2024 Equity Incentive Plan is set forth under the heading “Proposal 8: Approval of the 2024 Equity Incentive Plan” in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2024, which is hereby incorporated by reference. The description of the material terms is qualified in its entirety by reference to the terms and provisions of the 2024 Equity Incentive Plan, which is included with this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 5, 2024, the Company held its Annual Meeting. A total of 138,578,492 out of 276,388,250 eligible shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. For non-routine matters, 50,999,691 shares participated after excluding broker non-votes. For the non-routine matters of amending the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), which required approval of a majority of the Company’s outstanding shares, broker non-votes and abstentions had the same effect as a vote against the proposal. For the routine matter of ratifying appointment of the Company’s independent registered public accounting firm, and the non-routine matters of electing directors, approving executive compensation on an advisory basis, and approving the 2024 Equity Incentive Plan, broker non-votes and abstentions had no effect on the outcome as they were not considered votes cast pursuant to the Company’s bylaws.

For purposes of this report, all share counts are rounded to the nearest whole number and all percentages are rounded to the nearest tenth of a percent. Reported percentages of votes cast exclude abstentions and broker non-votes.

The matters submitted to stockholders at the Annual Meeting and the voting results were as follows:

Proposal 1: Amendment of the Company’s Certificate of Incorporation to declassify the Board of Directors, shorten all existing terms to expire at the Annual Meeting, and make certain other immaterial changes to the Certificate of Incorporation

Stockholders failed to approve the amendment of the Company’s Certificate of Incorporation to declassify the board of directors of the Company, shorten all existing terms to expire at the Annual Meeting, and make certain other immaterial changes to the Certificate of Incorporation. The proposal required a majority of the shares outstanding for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	43,724,141	86.5%	15.8%
Against	6,838,829	13.5%	2.5%
Abstain	436,721		0.2%
Broker Non-Votes	87,578,801		31.7%

Proposal 2(b): Election of Directors

Because Stockholders failed to approve Proposal 1, Proposal 2(a) was not presented to the Stockholders.

Stockholders elected all Class I director nominees to hold office for terms expiring at the Company’s 2027 annual meeting of stockholders. Nominees required a plurality of the votes cast for election.

Philip Lader

	Shares	% Votes Cast	% Shares Outstanding
For	32,873,457	64.5%	11.9%
Withheld	18,126,234	35.5%	6.6%
Broker Non-Votes	87,578,801		31.7%

Gary Locke

	Shares	% Votes Cast	% Shares Outstanding
For	33,655,458	66.0%	12.2%
Withheld	17,344,234	34.0%	6.3%
Broker Non-Votes	87,578,801		31.7%

Adam Sussman

	Shares	% Votes Cast	% Shares Outstanding
For	33,755,478	66.2%	12.2%
Withheld	17,244,214	33.8%	6.2%
Broker Non-Votes	87,578,801		31.7%

Proposal 3: Amendment of the Company’s Certificate of Incorporation to eliminate the prohibition against Stockholders acting by written consent

Stockholders failed to approve the amendment of the Company’s Certificate of Incorporation to eliminate the prohibition against stockholders acting by written consent. The proposal required a majority of the shares outstanding for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	41,163,302	81.4%	14.9%
Against	9,385,096	18.6%	3.4%
Abstain	451,293		0.2%
Broker Non-Votes	87,578,801		31.7%

Proposal 4: Amendment of the Company’s Certificate of Incorporation to remove the limitation on Stockholders’ ability to call special meetings

Stockholders failed to approve the amendment of the Company’s Certificate of Incorporation to remove the limitation on stockholders’ ability to call special meetings. The proposal required a majority of the shares outstanding for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	41,341,490	81.6%	15.0%
Against	9,340,832	18.4%	3.4%
Abstain	317,370		0.1%
Broker Non-Votes	87,578,801		31.7%

Proposal 5: Amendment of the Company’s Certificate of Incorporation to expand the exculpation provision to limit the liability of certain officers

Stockholders failed to approve the amendment of the Company’s Certificate of Incorporation to expand the exculpation provision to limit the liability of certain officers. The proposal required a majority of the shares outstanding for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	36,649,601	72.9%	13.3%
Against	13,622,754	27.1%	4.9%
Abstain	727,336		0.3%
Broker Non-Votes	87,578,801		31.7%

Proposal 6: Ratification of the Appointment of the Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2024. The proposal required a majority of the votes cast for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	113,964,944	83.5%	41.2%
Against	22,497,372	16.5%	8.1%
Abstain	2,116,177		0.8%
Broker Non-Votes	0		0.0%

Proposal 7: Non-Binding Advisory Vote on Executive Compensation

Stockholders failed to approve, on a non-binding advisory basis, the compensation paid to our named executive officers. The proposal required a majority of the votes cast for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	19,321,593	38.9%	7.0%
Against	30,370,851	61.1%	11.0%
Abstain	1,307,248		0.5%
Broker Non-Votes	87,578,801		31.7%

Proposal 8: Approval of the Company’s 2024 Equity Incentive Plan

Stockholders approved the 2024 Equity Incentive Plan. The proposal required a majority of the votes cast for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	31,691,517	63.7%	11.5%
Against	18,036,101	36.3%	6.5%
Abstain	1,272,073		0.5%
Broker Non-Votes	87,578,801		31.7%

Item 8.01.	Over Events.

In connection with the approval of Proposal 8 as described in Items 5.02 and 5.07 above, the Company plans to file a registration statement on Form S-8 registering 25,000,000 shares of Class A common stock for potential future issuances under the 2024 Equity Incentive Plan. Consistent with long standing past practice, shares registered for the 2024 Equity Incentive Plan will be used for compensatory grants to the Company’s employees, directors, and consultants subject to such vesting conditions as may be established by the compensation committee of the board of directors and are not available for other purposes, including equity offerings outside the plan.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	AMC Entertainment Holdings, Inc. 2024 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: June 7, 2024	By:	/s/ Kevin M. Connor
Name: Kevin M. Connor
Title: Senior Vice President, General Counsel and Secretary